STATE OF DELAWARE
                                                              SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 09:00 AM 03/07/2003
                                                             030154682 - 3624277



                                AMENDMENT TO THE
                       CERTIFICATE OF LIMITED PARTNERSHIP

                            OKLAHOMA HILLS GAS, L.P.



     THE UNDERSIGNED, being the General Partner of OKLAHOMA HILLS GAS, L.P., a limited partnership formed pursuant to the provisions of Title 6, Chapter 17 of the Delaware Code, does hereby make this Amendment to its Limited Partnership in accordance with the Delaware Code in Article 3 as follows:


     "3.     The  name  and  place  of  business  of  the  General  Partner  is:

                   NANG,  Incorporated
                   1286  Homer  Street,  Fourth  Floor
                   Vancouver,  British  Columbia
                   V6B  2Y5
                   Canada."

     IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of March, 2003.

                                   General Partner:

                                   NANG, Incorporated


                                   By:    "JIM GLAVAS"
                                       -----------------------------
                                       JIM GLAVAS, PRESIDENT


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